EXHIBIT 99.1

THE BLACK & DECKER PERFORMANCE EQUITY PLAN

Section 1. Purpose

        The purpose of The Black & Decker Performance Equity Plan (the “Plan”) is to attract and retain key employees of The Black & Decker Corporation (the “Corporation”) and its Subsidiaries, to motivate those employees to put forth maximum efforts for the long-term success of the business, and to encourage ownership of the Corporation’s Stock by them.

Section 2. Definitions

        The following definitions are applicable to the Plan:

    (a)        “Code” shall mean the Internal Revenue Code of 1986, as amended.

    (b)        “Committee” shall mean the Compensation Committee of the Corporation’s Board of Directors or such other committee of the Board composed of not less than three members as the Board of Directors shall from time to time appoint to administer the Plan. All members of the Committee shall be members of the Board of Directors of the Corporation who are not eligible to participate in the Plan and who are (i) disinterested persons as defined in Rule 16b-3 adopted pursuant to the Exchange Act, (ii) outside directors as defined in the Section 162(m) Regulations, and (iii) independent directors as defined in the New York Stock Exchange’s corporate governance rules and the Corporation’s Corporate Governance Policies and Procedures Statement.

    (c)        “Designated Beneficiary” shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive shares of Stock or other payments due the Participant in the event of the Participant’s death, or in the absence of an effective designation by the Participant, the Participant’s surviving spouse, or, if there is no surviving spouse, the Participant’s estate.

    (d)        “Employee” shall mean a regular full-time salaried employee of the Corporation or of a Subsidiary.

    (e)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

    (f)        “Executive Officer” shall mean an executive officer of the Corporation within the meaning of Rule 3b-7 promulgated under the Exchange Act and a “covered employee” as defined by the Section 162(m) Regulations.

    (g)        “Fiscal Year” shall mean the fiscal year of the Corporation.

    (h)        “Participant” shall mean an Employee who is selected by the Committee to participate in the Plan pursuant to Section 5.

    (i)        “Performance Goals” shall mean the performance objective or objectives relating to, in whole or in part, the performance of the Corporation or any Subsidiary, group, division, or operating unit of the Corporation or any Subsidiary during a Performance Period. With respect to a Participant who is an Executive Officer, the performance objective or objectives shall be based on one of, or a combination of, the following factors: the market price of the Stock at the close of business on the last business day of the Performance Period, increases in the market price of the Stock during the Performance Period, the earnings for the Performance Period or any year or years in the Performance Period (either before taxes, before interest and taxes, before depreciation, amortization, interest and taxes, or after all of the foregoing), the earnings per share for the Performance Period or any year or years in the Performance Period, or, as to the Corporation or any Subsidiary, group, division or operating unit thereof, the average annual return on equity or net assets for the Performance Period or the return on equity or net assets for a specified year or years in the Performance Period, the average annual gross margin or cost of goods sold for the Performance Period or the gross margin or cost of goods sold for a specified year or years in the Performance Period, or the average annual cash flow from operations or free cash flow for the Performance Period or the cash flow from operations or free cash flow for a specified year or years in the Performance Period.

    (j)        “Performance Period” shall mean with respect to each grant of Performance Shares a period of two to three Fiscal Years.

    (k)        “Performance Shares” shall mean a grant pursuant to Sections 5 and 7 of an award in the form of shares of Common Stock or units equivalent thereto.

    (l)        “Section 162(m) Regulations” shall mean the regulations adopted pursuant to Section 162(m) of the Code, as such regulations may be amended from time to time.

    (m)        “Stock” shall mean the common stock, $.50 par value, of the Corporation.

    (n)        “Subsidiary” shall mean any business entity in which the Corporation, directly or indirectly, owns 50 percent or more of the total combined voting power of all classes of stock or other equity interests.

Section 3. Administration

        The Plan shall be administered by the Committee. The Committee shall have full power to establish the form and terms and conditions (including, without limitation, noncompete, confidentiality or similar provisions) of the Performance Share Agreement that shall represent the grant of Performance Shares to a Participant hereunder, to construe and interpret the Plan and to establish and amend rules and regulations for its administration. All actions taken and decisions made by the Committee pursuant to the provisions of the Plan shall be binding and conclusive on all persons for all purposes, including but not limited to Participants and their legal representatives and beneficiaries. The rights of a Participant shall at all times be subject to the terms and conditions set forth in the respective Performance Share Agreement.

Section 4. Maximum Amount Available for Grants

    (a)        The maximum number of Performance Shares that may be granted and the maximum number of shares of Stock that may be issued under the Plan is 2,000,000, subject to adjustment as provided in Section 11. If Performance Shares are forfeited under the Plan, they and any related shares of Stock shall again be available for grant and issuance under the Plan. Subject to Section 10, if Performance Shares are paid in cash rather than in shares of Stock, such Performance Shares and any related shares of Stock shall not be available for grant and issuance.

    (b)        Shares of Stock delivered under the Plan shall be made available from authorized but unissued shares.

    (c)        With respect to each Performance Period beginning on or after January 1, 1996, the maximum number of Performance Shares that may be granted, and the maximum number of shares of Stock that may be issued, to any Participant shall be 75,000.

Section 5. Participation; Grants

        The Committee shall from time to time make grants of Performance Shares to Participants selected from among those Employees who, in the opinion of the Committee, have the capacity to contribute in substantial measure to the successful performance of the Corporation and its Subsidiaries. In making grants, the Committee may take into account a Participant’s level of responsibility, rate of compensation, individual performance and contribution, and such other criteria as it deems appropriate. If an Employee becomes a Participant after the commencement of a Performance Period, the number of Performance Shares granted, if any, may be prorated for the length of time remaining in the Performance Period. With respect to any Employee who is or becomes an Executive Officer, the Committee may not designate the Employee a Participant more than 90 days after the commencement of a Performance Period. The Committee may not grant Performance Shares to any member of the Committee.

Section 6. Performance Goals

        The Committee shall establish Performance Goals for each Performance Period on the basis of such criteria, and to accomplish such objectives, as the Committee may from time to time determine. The Committee shall also establish a schedule or schedules for the Performance Period setting forth the percentage of the Performance Shares granted that will be earned or forfeited based on the percentages of the Performance Goals for the period that are actually achieved or exceeded. To provide Participants with additional motivation, the Committee, in its discretion, may provide for the issuance to individual Participants, where Performance Goals in excess of a target are achieved or exceeded, of additional, fully vested and unrestricted Performance Shares not to exceed 50% of the Performance Shares granted for the Performance Period; provided, however, that with respect to Performance Periods beginning on or after January 1, 1996, if such an additional grant is made to an Executive Officer, the number of additional Performance Shares to be granted to the Executive Officer shall be fixed by the Committee within 90 days of the commencement of the Performance Period, and the grant of additional Performance Shares to the Executive Officer shall be contingent upon the attainment of the Performance Goals established, in writing, by the Committee within 90 days of the commencement of the Performance Period. In setting Performance Goals, the Committee may use return on equity, earnings growth, revenue growth, peer comparisons or such other measures of performance in such manner as it deems appropriate; provided, however, that for Performance Periods beginning on or after January 1, 1996, Performance Goals established with respect to a Participant who is an Executive Officer shall be based on one of, or a combination of, the factors set forth in the definition of Performance Goals. The Committee shall establish Performance Goals before, or as soon as practicable after, the commencement of the Performance Period; provided that with respect to a Participant who is an Executive Officer the Performance Goals shall be established in writing by the Committee not later than 90 days after the commencement of the Performance Period. During the Performance Period and until such time thereafter as payment is made in accordance with Section 8(b), the Committee shall have the authority to adjust upward or downward the Performance Goals or the measure or measures of performance in such manner as it deems appropriate to reflect unusual, extraordinary or nonrecurring events, changes in applicable accounting rules or principles or in the Corporation’s methods of accounting, changes in applicable tax law or regulations, changes in Fiscal Year or such other factors as the Committee may determine, including authority to determine that all or any portion of any Performance Shares otherwise earned for the Performance Period have not been earned (even if applicable Performance Goals originally established have been met). Notwithstanding the preceding sentence, with respect to a Performance Period beginning on or after January 1, 1996, the Committee shall have no such authority to the extent that the existence or exercise of the authority would result in any awards made to such Participants for the Performance Period not being excluded from covered compensation under the Section 162(m) Regulations as a result of the qualified performance based compensation exclusion in the Section 162(m) Regulations.

Section 7. During Performance Period

    (a)        Performance Shares may be granted in the form of either shares of Stock or units equivalent thereto as described in this Section 7.

    (b)        If Performance Shares are granted in the form of shares of Stock, certificates representing the Performance Shares shall be issued in the name of the Participant, but shall be retained in the custody of the Corporation until the expiration of the Performance Period and the determination of the number of shares, if any, that are to be forfeited pursuant to the terms of the grant. During the Performance Period (and until such time thereafter as payment is made in accordance with Section 8(b)), the Performance Shares shall not be transferable, except to the extent rights may pass upon the death of the Participant to a Designated Beneficiary pursuant to the terms of the Plan. The Participant shall have the right during the Performance Period to receive all cash dividends and other cash distributions with respect to the Performance Shares granted to the Participant that have not previously been forfeited and to vote such shares. Any distribution of shares of stock or other securities or property made with respect to Performance Shares held in the name of a Participant shall be treated as part of the Performance Shares of the Participant and shall be subject to forfeiture and all the other limitations and restrictions imposed upon such Performance Shares. Upon the expiration of the Performance Period or the occurrence of any other event that may give rise to forfeiture under the Plan, the Corporation may defer payment of dividends on Performance Shares until a determination is made as to the number of such shares, if any, to be forfeited, and no further dividends shall be paid with respect to forfeited shares after the date of the forfeiture (regardless of whether the record date of the dividend is before or after the date of the forfeiture). The Participant shall retain the right to vote all Performance Shares until a determination has been made by the Committee as to whether such shares, or a part thereof, have been forfeited. In the event of the death of the Participant, his Designated Beneficiary shall have the same right to receive cash dividends and other cash distributions with respect to the Performance Shares that are not forfeited and to vote such shares as the Participant would have had if he had survived.

    (c)        If Performance Shares are granted in the form of units equivalent to shares of Stock, no certificates shall be issued with respect to the units, but the Corporation shall maintain a bookkeeping account in the name of the Participant to which the units shall relate and the units shall otherwise be treated in a comparable manner as if the Participant had been awarded shares of Stock (except that no voting rights or other stock ownership rights shall apply to the units). Each such unit shall represent the right to receive one share of Stock or a cash payment of equivalent value at the time, in the manner and subject to the restrictions set forth in the Plan. If, during the Performance Period, cash dividends or other cash distributions are paid with respect to shares of Stock, the Corporation shall pay to the Participant in cash an amount equal to the cash dividends or cash distributions that he would have received if the Performance Shares had been granted in the form of shares of Stock rather than units equivalent thereto. If, during the Performance Period, shares of stock or other securities or property are distributed with respect to the Stock, additional units equivalent to such shares, securities or property shall be added to the Participant’s bookkeeping account as additional units and shall be subject to forfeiture and all other limitations and restrictions imposed upon the related units. Upon the expiration of the Performance Period or the occurrence of any other event that may give rise to forfeiture under the Plan, the Corporation may defer payment of dividend equivalents on units of Performance Shares until a determination is made as to the number of such units, if any, to be forfeited, and no further dividend equivalents shall be paid with respect to forfeited units after the date of the forfeiture (regardless of whether the record date of the dividend is before or after the date of the forfeiture). In the event of the death of the Participant, his Designated Beneficiary shall have the same right to receive cash payments equivalent to cash dividends and other cash distributions with respect to the units of Performance Shares that are not forfeited as the Participant would have had if he had survived. A Participant (or Designated Beneficiary) shall have no right to or interest in any specific assets of the Corporation or any of its Subsidiaries by reason of the establishment of the bookkeeping account described in this Section 7(c), and shall have only the right of an unsecured creditor of the Corporation with respect to amounts payable from such account under this Plan.

Section 8. Payment

    (a)        As soon as practicable after the end of a Performance Period, except as permitted in Section 8(c), the Committee shall determine the extent to which the Performance Goals have been achieved or exceeded and, on this basis, shall certify and declare in writing what percentages, if any, of the granted Performance Shares have been earned with respect to the Performance Period.

    (b)        In accordance with the procedures specified by the Committee from time to time, payment of Performance Shares that have been earned or deemed earned shall be made in Stock, cash equivalent in value to the corresponding shares of Stock, or a combination thereof as determined by the Committee. Payment shall be made on a date specified by the Committee but in no event later than the last day of the calendar year immediately following the end of the year in which the Performance Shares are earned or deemed earned.

    (c)        For the first Performance Period established under the Plan (but not for any subsequent Performance Periods), the Committee may in its discretion establish interim Performance Goals applicable to a Fiscal Year or Years ending prior to the end of the Performance Period, and provide for a portion of the Performance Shares granted for the Performance Period to be earned and paid out as soon as practicable following the end of each such Fiscal Year or Years to the extent such interim Performance Goals are satisfied.

Section 9. Termination of Employment and Forfeitures

        Subject to the provisions of Section 10:

    (a)        Except as otherwise provided in Section 9(c), Performance Shares that are granted but not earned by a Participant with respect to the Performance Period shall be forfeited.

    (b)        Except as otherwise provided in Section 9(c) or in Section 8(c), if a Participant ceases to be an Employee prior to the end of the Performance Period, all of such Participant’s Performance Shares for the Performance Period shall be forfeited.

    (c)        If prior to the end of a Performance Period, a Participant dies or ceases to be an Employee by reason of (i) retirement from active employment with a right to receive an immediate pension benefit under the applicable pension plan of the Corporation or any of its Subsidiaries, (ii) extended disability (such as entitles the Participant to long-term disability payments under the applicable pension plan or long-term disability plan of the Corporation or any of its Subsidiaries), or (iii) for any other reason specified in each case by the Committee, there shall be forfeited as of the cessation of employment a number of Performance Shares equal to the number initially granted to the Participant for that Performance Period multiplied by a fraction, (i) the numerator of which shall be the number of full calendar months from the date of the Participant’s cessation of employment to the end of the Performance Period, and (ii) the denominator of which shall be the number of months representing the entire Performance Period; provided, that with respect to Performance Periods beginning before January 1, 1996, the Committee is authorized to declare (before or as soon as practicable after such cessation of employment) that a lesser number of Performance Shares shall be forfeited as of the date of such cessation of employment. With respect to the Performance Shares that are not so forfeited as of the date of such cessation of employment, the Performance Period shall continue and the percentage of such remaining Performance Shares that are earned or forfeited shall be determined based upon the extent to which the applicable Performance Goals for such Performance Period have been achieved or exceeded (subject to the last two sentences of Section 6). Payment of Performance Shares that have been earned and not forfeited shall be made in accordance with Section 8; provided, however, that no payment shall be made to a Participant who has ceased to be an Employee for reasons specified in this Section 9(c) earlier than the date that is six months and one day following such Employee’s “separation from service” as defined in Section 409A of the Code and the regulations thereunder.

    (d)        Transfer from the Corporation to a Subsidiary, from a Subsidiary to the Corporation, or from one Subsidiary to another Subsidiary shall not be considered a termination of employment. Nor shall it be considered a termination of employment if an Employee is placed on military or sick leave or on other leave of absence that is considered by the Committee as continuing intact the employment relationship. In those cases, the employment relationship shall be continued until the later of the date when the leave equals 90 days or the date when an Employee’s right to reemployment shall no longer be guaranteed either by law or by contract, except that in the event active employment is not renewed at the end of the leave of absence, the employment relationship shall be deemed to have been terminated at the beginning of the leave of absence.

Section 10. Mergers, Sales and Change of Control

    (a)     In the case of (i) any merger, consolidation, share exchange or combination of the Corporation with or into another corporation (other than a merger, consolidation, share exchange or combination in which the Corporation is the surviving corporation and which does not result in the outstanding Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or assets of the Corporation or (ii) a Change of Control of the Corporation, all Performance Periods shall be deemed to have ended as of the end of the most recent quarterly accounting period prior to the date of the merger, consolidation, share exchange, combination, sale of assets, or Change of Control of the Corporation, all Performance Goals to earn the maximum number of Performance Shares for each Performance Period shall be deemed to have been achieved, and the maximum number of Performance Shares (150% of the target award for each Performance Period) shall be deemed to have been earned and shall be payable in accordance with Section 8. In the event that application of the foregoing provisions results in more than 2,500,000 Performance Shares being deemed to have been earned, then notwithstanding any other provision of the Plan (including but not limited to the provisions of Section 4) any Performance Shares in excess of 2,500,000 deemed to have been earned shall be paid in cash equivalent in value to the corresponding shares of Stock.

    (b)        “Change of Control of the Corporation” means any of the following:

    (1)        The acquisition by any one person, or more than one person acting as a group, of any of the Corporation’s capital stock if (A) the sum of such capital stock so acquired plus any of the Corporation’s capital stock held by that person or group before the acquisition constitutes more than fifty percent (50%) of the total fair market value or total voting power of the outstanding capital stock of the Corporation, and (B) the Corporation’s capital stock held by that person or group immediately before that acquisition constituted fifty percent (50%) or less of the then total fair market value or total voting power of the outstanding capital stock of the Corporation. An increase in the percentage of the Corporation’s capital stock owned by any one person or persons acting as a group as a result of a transaction in which the Corporation acquires its capital stock in exchange for property will be treated as an acquisition of the Corporation’s capital stock under this Section 10(b)(1). This Section 10(b)(1) only applies when there is a transfer or issuance of the Corporation’s capital stock and the Corporation’s capital stock remains outstanding after the transaction.

    (2)        The acquisition by any one person, or more than one person acting as a group, during the 12-month period ending on the most recent such acquisition by that person or group of ownership of the Corporation’s capital stock possessing thirty-five percent (35%) or more of the total voting power of the outstanding capital stock of the Corporation if the capital stock of the Corporation held by that person or group immediately before that acquisition constituted less than thirty-five percent (35%) of the then total voting power of the outstanding capital stock of the Corporation.

    (3)        A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election, provided that no other corporation is the holder of a majority of the Corporation’s capital stock.

    (4)        The acquisition by any one person, or more than one person acting as a group, during the 12-month period ending on the most recent such acquisition by that person or group of assets of the Corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the Corporation’s assets immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the Corporation’s assets, or the value of the assets being disposed of, determined without regard to any liabilities associated with those assets. There is no Change in Control of the Corporation under this Section 10(b)(4) when there is a transfer to an entity that is controlled by the stockholders of the Corporation immediately after the transfer. A transfer of assets will not qualify as a Change in Control of the Corporation under this Section 10(b)(4) if the assets are transferred to: (i) a stockholder of the Corporation immediately before the transfer in exchange for or with respect to the Corporation’s capital stock; (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Corporation; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding capital stock of the Corporation; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding capital stock of the Corporation.

                    For the purpose of interpreting this definition of “Change in Control of the Corporation,” the following rules apply:

    (A)        Persons will be considered as acting as a group only if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Corporation. If a person, including an entity stockholder, owns capital stock of the Corporation and stock in the other corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction with respect to the Corporation, that stockholder is considered to be acting as a group with other stockholders in the Corporation only to the extent of the ownership in the Corporation prior to the transaction giving rise to the Change in Control of the Corporation and not with respect to the ownership interest in the other corporation.

    (B)        Ownership shall be determined taking into account the attribution rules set forth in Section 318(a) of the Code. Stock underlying a vested option is considered owned by the option holder and non-vested stock is not considered owned by the option holder.

    (C)        If any one person, or more than one person acting as a group, is considered to effectively control the Corporation as described in Sections 10(b)(2) and (3), the acquisition of additional control of the Corporation by the same person or persons is not considered to cause a change in the effective control of the Corporation or to cause a change in the ownership of the Corporation for the purposes of this definition.

    (D)        Each event described in Section 10(b) is intended to constitute a change in ownership or effective control of the Corporation or in the ownership of a substantial portion of the Corporation’s assets within the meaning of Section 409A(a)(2)(A)(v) of the Code and the IRS guidance issued thereunder, and this Plan shall be interpreted accordingly.

Section 11. Adjustment of and Changes in Stock

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, share exchange, rights offering, distribution of assets, or any other change in the corporate structure or capital stock of the Corporation, the Committee shall make such adjustments, if any, as it deems appropriate in the number of Performance Shares that have been or may be granted under the Plan, the number of shares of Stock available for issuance under the Plan, and the Performance Goals and the number of Performance Shares that may be earned, to reflect the change, and any adjustments so made shall be conclusive for all purposes of the Plan.

Section 12. Miscellaneous Provisions

    (a)        The rights or interest of a Participant or Designated Beneficiary under the Plan may not be assigned, encumbered or transferred until such time as payment is made in accordance with Section 8(b), except to the extent rights may pass upon the death of the Participant to a Designated Beneficiary pursuant to the terms of this Plan.

    (b)        No Employee or other person shall have any claim or right to be granted Performance Shares under the Plan. Neither the Plan nor any action taken under the Plan shall be construed as giving any Employee or other person any right to be retained in the employ of the Corporation or any of its Subsidiaries.

    (c)        Performance Shares granted or earned and cash dividends or other cash distribution paid under the Plan shall not be deemed compensation in determining the amount of any entitlement under any retirement or other employee benefit plan of the Corporation or any of its Subsidiaries.

    (d)        The Committee may adopt and apply rules that will ensure that the Corporation and its Subsidiaries will be able to comply with applicable provisions of any Federal, state or local law relating to the withholding of tax, including but not limited to the withholding of tax on dividends paid on Performance Shares and on the amount, if any, includable in income of a Participant after the expiration of the Performance Period. The Committee shall have the right in its discretion to satisfy withholding tax liability by retaining or purchasing Performance Shares. It is intended that the Plan comply with Section 409A of the Internal Revenue Code and the regulations and guidance thereunder and it shall be interpreted accordingly.

(e) The Plan shall be construed in accordance with and governed by the laws of the State of Maryland.

    (f)        In this Plan, whenever the context so requires, the masculine gender includes the feminine and a singular number includes the plural. The Section headings contained in this Plan are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Plan or any of its terms and conditions. Unless the context clearly indicates otherwise, all references to Sections in this Plan are to Sections of this Plan.

Section 13. Amendment or Termination

        The Board of Directors of the Corporation may amend, suspend or terminate the Plan at any time and in such manner and to such extent as it deems advisable, but no amendment shall be made without the approval of a majority of the shares represented and entitled to vote at a duly called meeting of stockholders at which a quorum is present that would (i) increase the number of Performance Shares that may be granted under the Plan (except as provided in Section 11), (ii) increase the maximum number of shares of Stock available for issuance under the Plan (except as provided in Section 11), (iii) materially increase the 50% limitation set forth in Section 6, or (iv) change the Plan’s eligibility requirements. No amendment, suspension or termination shall impair any right theretofore granted to any Participant, without the consent of the Participant. Notwithstanding the foregoing, the Plan may be amended at any time, including retroactively, to conform the Plan to the provisions and requirements of Section 409A of the Code and the regulations and guidance thereunder, and no such amendment shall be considered prejudicial to any interest of any Participant hereunder.

Section 14. Effective Date and Term of Plan

        No Performance Shares may be granted under the Plan after the date of the 2010 Annual Meeting of Stockholders of the Corporation.

Section 15. Indemnification of Committee

        In addition to such other rights of indemnification as they may have as members of the Corporation’s Board of Directors or as members of the Committee, each member of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Performance Shares granted thereunder, and against all amounts paid by him in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Corporation, or paid by him in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in his duties; provided that within 60 days after the institution of such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.